                                LIMITED GUARANTY



     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, the undersigned, ROBERTS REALTY INVESTORS, INC. (whether one or more, hereinafter together called "Guarantor" in the singular) absolutely guarantees and agrees to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (hereinafter called "Lender") at the address designated in the Security Instrument (as hereinafter defined) for payment thereof or as such address may be changed as provided in the Security Instrument, all limited and full recourse indebtedness of ROBERTS PROPERTIES RESIDENTIAL, L.P., a limited partnership organized under the laws of the State of Georgia (hereinafter called "Borrower"), under Paragraphs 8 and 9 of that certain Promissory Note, dated June 23, 1998 in the original principal amount of Eight Million One Hundred Thousand and NO/100 Dollars ($8,100,000.00), payable to the order of Lender, and all modifications, renewals and extensions of and substitutions for said promissory note (said promissory note and all modifications, renewals and extensions thereof and all substitutions therefor hereinafter called the "Note"), together with all interest, attorneys' fees and collection costs provided in the Note (all such indebtedness is hereinafter called the "Indebtedness"), which Note is secured by the deed to secure debt and security agreement (hereinafter called the "Security Instrument") of even date herewith from Borrower to Lender and to pay any and all costs, attorneys' fees and expenses incurred or expended by Lender in collecting any of the Indebtedness or in enforcing any right granted hereunder.

     Except as otherwise limited as provided herein, in the event Borrower fails to pay the Indebtedness, Guarantor shall immediately upon written demand of Lender promptly and with due diligence pay for the benefit of Lender all of the Indebtedness.

     Guarantor expressly waives presentment for payment, demand, notice of demand and of dishonor and nonpayment of the Indebtedness, notice of intention to accelerate the maturity of the Indebtedness or any part thereof, notice of disposition of collateral, notice of acceleration of the maturity of the Indebtedness or any part thereof, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party. Lender shall be under no obligation to notify Guarantor of its acceptance hereof or of any advances made or credit extended on the faith hereof or the failure of Borrower to pay any of the Indebtedness as it matures or any default in the performance of any of the Obligations under the Security Instrument, or to use diligence in preserving the liability of any person on the Indebtedness or the Obligations or in bringing suit to enforce collection of the Indebtedness or performance of the Obligations. Guarantor waives all defenses given to sureties or guarantors at law or in equity other than the actual payment of the Indebtedness and performance of the Obligations and all defenses based upon questions as to the validity, legality or enforceability of the Indebtedness and/or the Obligations and agrees that Guarantor shall be primarily liable hereunder.

     Lender, without authorization from or notice to Guarantor and without impairing, modifying, changing, releasing, limiting or affecting the liability of Guarantor hereunder, may from time to time at its discretion and with or without valuable consideration, alter, compromise, accelerate, renew, extend or change the time or manner for the payment of any or all of the Indebtedness, increase or reduce the rate of interest thereon, take and surrender security, exchange security by way of substitution, or in any way it deems necessary take, accept, withdraw, subordinate, alter, amend, modify or eliminate security, add or release or discharge endorsers, guarantors or other obligors, make changes of any sort whatever in the terms of payment

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
of the Indebtedness, in the Obligations or in the manner of doing business with Borrower, or settle or compromise with Borrower or any other person or persons liable on the Indebtedness or the Obligations on such terms as it may see fit, and may apply all moneys received from the Borrower or others, or from any security held (whether held under a security instrument or not), in such manner upon the Indebtedness (whether then due or not) as it may determine to be in its best interest, without in any way being required to marshal securities or assets or to apply all or any part of such moneys upon any particular part of the Indebtedness. It is specifically agreed that Lender is not required to retain, hold, protect, exercise due care with respect thereto, perfect security interests in or otherwise assure or safeguard any security for the Indebtedness; no failure by Lender to do any of the foregoing and no exercise or nonexercise by Lender of any other right or remedy of Lender shall in any way affect any of Guarantor's obligations hereunder or any security furnished by Guarantor or give Guarantor any recourse against Lender.

         The liability of Guarantor hereunder shall not be modified, changed, released, limited or impaired in any manner whatsoever on account of any or all of the following: (a) the incapacity, death, disability, dissolution or termination of Guarantor, Borrower, Lender or any other person or entity; (b) the failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Borrower or any other person or entity; (c) recovery from Borrower or any other person or entity becomes barred by any statute of limitations or is otherwise prevented; (d) any defenses, set-offs or counterclaims which may be available to Borrower or any other person or entity; (e) any transfer or transfers of any of the property covered by the Security Instrument or any other instrument securing the payment of the Note; (f) any modifications, extensions, amendments, consents, releases or waivers with respect to the Note, the deed to secure debt and security agreement, any other instrument now or hereafter securing the payment of the Note, or this Guaranty; (g) any failure of Lender to give any notice to Guarantor of any default under the Note, the deed to secure debt and security agreement, any other instrument securing the payment of the Note, or this Guaranty; (h) Guarantor is or becomes liable for any indebtedness owing by Borrower to Lender other than under this Guaranty; or (i) any impairment, modification, change, release or limitation of the liability of, or stay of actions or lien enforcement proceedings against, Borrower, its property, or its estate in bankruptcy resulting from the operation of any present or future provision of the Federal Bankruptcy Code or any other present or future, federal or state insolvency, bankruptcy or similar law (all of the foregoing hereinafter collectively called "applicable Bankruptcy Law") or from the decision of any court.

         Lender shall not be required to pursue any other remedies before invoking the benefits of the guaranties contained herein, and specifically it shall not be required to make demand upon or institute suit or otherwise pursue or exhaust its remedies against Borrower or any surety other than Guarantor or to proceed against any security now or hereafter existing for the payment of any of the Indebtedness. Lender may maintain an action on this Guaranty without joining Borrower therein and without bringing a separate action against Borrower.

         If for any reason whatsoever (including but not limited to ultra vires, lack of authority, illegality, force majeure, act of God or impossibility) the Indebtedness or the Obligations cannot be enforced against Borrower, such unenforceability shall in no manner affect the liability of Guarantor hereunder and Guarantor shall be liable hereunder notwithstanding that Borrower may not be liable for such Indebtedness or such Obligations and to the same extent as Guarantor would have been liable if such Indebtedness or such Obligations and to the same extent as Guarantor would have been liable if such Indebtedness or Obligations had been enforceable against Borrower.


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


     Guarantor absolutely and unconditionally covenants and agrees that in the event that Borrower does not or is unable so to pay the Indebtedness or perform the Obligations for any reason, including, without limitation, liquidation, dissolution, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, sale of all or substantially all assets, reorganization, arrangement, composition, or readjustment of, or other similar proceedings affecting the status, composition, identity, existence, assets or obligations of Borrower, or the disaffirmance or termination of any of the Indebtedness or Obligations in or as a result of any such proceeding, Guarantor shall pay the Indebtedness and perform the Obligations and no such occurrence shall in any way affect guarantor's obligations hereunder.

     Should the status of Borrower change, this Guaranty shall continue and also cover the Indebtedness and Obligations of Borrower under the new status according to the terms hereof. This Guaranty shall remain in full force and effect notwithstanding any transfer of the property covered by the Security Instrument.

     In the event any payment by Borrower to Lender is held to constitute a preference under any applicable Bankruptcy Law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by borrower to Lender shall not constitute a release of Guarantor from any liability hereunder, but Guarantor agrees to pay such amount to Lender upon demand and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

     Guarantor agrees that it shall not have (a) the right to the benefit of, or to direct the application of, any security held by Lender (including the property covered by the deed to secure debt and security agreement and any other instrument securing the payment of the Note), any right to enforce any remedy which Lender now has or hereafter may have against Borrower, or any right to participate in any security now or hereafter held by Lender, or (b) any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantor against borrower or against any security resulting from the exercise or election of any remedies by Lender (including the exercise of the power of sale under the Security Instrument), or any defense arising by reason of any disability or other defense of borrower or by reason of the cessation, from any cause, of the liability of Borrower.

     The payment by Guarantor of any amount pursuant to this guaranty shall not in any way entitle Guarantor to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Indebtedness or any proceeds thereof, or any security therefor, unless and until the full amount owing to Lender on the Indebtedness has been fully paid, but when the same has been fully paid Guarantor shall be subrogated as to any payments made by it to the rights of Lender as against borrower and/or any endorsers, sureties or other guarantors.

     Notwithstanding any payments made by or for the account of guarantor on account of the Indebtedness, guarantor shall not be subrogated to any rights of Lender until such time as Lender shall have received payment of the full amount of all Indebtedness. For the purposes of the preceding sentence only, the Indebtedness shall not be deemed to have been paid in full by foreclosure of the Security Instrument or by acceptance of a deed in lieu thereof, and Guarantor hereby waives and disclaims any interest which it might have in the property covered by the Security Instrument or other collateral security for the Indebtedness, by subrogation or otherwise, following foreclosure of the Security Instrument or Lender's acceptance of a deed in lieu thereof.


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

     Guarantor expressly subordinates its rights to payment of any indebtedness owing from Borrower to Guarantor, whether now existing or arising at any time in the future, to the prior right of Lender to receive or require payment in full of the Indebtedness and until payment in full of the Indebtedness (and including interest accruing on the Note after any petition under applicable Bankruptcy Law, which post-petition interest Guarantor agrees shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in proceedings under such applicable Bankruptcy Law generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor or any security for such indebtedness. If Guarantor should receive any such payment, satisfaction or security for any indebtedness of Borrower to Guarantor, Guarantor agrees forthwith to deliver the same to Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Indebtedness and until so delivered, agrees to hold the same in trust for Lender.

     Under no circumstances shall the aggregate amount paid or agreed to be paid hereunder exceed the highest lawful rate permitted under applicable usury law (the "Maximum Rate") and the payment obligations of Guarantor hereunder are hereby limited accordingly. If under any circumstances, whether by reason of advancement or acceleration of the unpaid principal balance of the Note or otherwise, the aggregate amounts paid hereunder shall include amounts which by law are deemed interest and which could exceed the Maximum Rate, Guarantor stipulates that payment and collection of such excess amounts shall have been and will be deemed to have been the result of a mistake on the part of both Guarantor and Lender, and Lender shall promptly credit such excess (to the extent only of such interest payments in excess of the Maximum Rate) against the unpaid principal balance of the Note, and any portion of such excess payments not capable of being so credited shall be refunded to Guarantor. The term "applicable law" as used in this paragraph shall mean the laws of the State of Georgia or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

     Guarantor hereby represents, warrants and covenants to and with Lender as follows: (a) the making of the Loan by Lender to Borrower is and will be of direct interest, benefit and advantage to Guarantor; (b) Guarantor is solvent, is not bankrupt and has no outstanding liens, garnishments, bankruptcies or court actions which could render Guarantor insolvent or bankrupt, and there has not been filed by or against Guarantor a petition in bankruptcy or a petition or answer seeking an assignment for the benefit of creditors, the appointment of a receiver, trustee, custodian or liquidator with respect to Guarantor or any substantial portion of Guarantor's property, reorganization, arrangement, rearrangement, composition, extension, liquidation or dissolution or similar relief under applicable Bankruptcy Law; (c) all reports, financial statements and other financial and other data which have been or may hereafter be furnished by Guarantor to Lender in connection with this Guaranty are or shall be true and correct in all material respects and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading and do or shall fairly represent the financial condition of Guarantor as of the dates and the results of Guarantor's operations for the periods for which the same are furnished, and no material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Guarantor; (d) the execution, delivery and performance of this Guaranty do not contravene, result in the breach of or constitute a default under any mortgage, deed of trust, lease, promissory note, loan agreement or other contract or agreement to which Guarantor is a party or by which Guarantor or any of its properties may be bound or affected and do not violate or contravene any law, order, decree, rule or regulation to which Guarantor is subject; (e) there are no judicial or administrative actions, suits or proceedings pending or, to the best of Guarantor's knowledge, threatened against or affecting Guarantor or involving the validity, enforceability or priority of this Guaranty;


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
and (f) this Guaranty constitutes the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms.

         Guarantor will deliver to Lender within sixty (60) days after each Note anniversary date financial statements of Guarantor in scope and detail satisfactory to Lender. The statements will be sworn and certified as to accuracy by Guarantor.

         Where two or more persons or entities have executed this Guaranty, unless the context clearly indicates otherwise, all references herein to "Guarantor" shall mean the guarantor hereunder or either or any of them. All of the obligations and liability of said guarantors hereunder shall be joint and several. Suit may be brought against said guarantors, jointly and severally, or against any one or more of them, less than all, without impairing the rights of Lender against the other or others of said guarantors; and Lender may compound with any one or more of said guarantors for such sums or sum as it may see fit and/or release such of said guarantors from all further liability to Lender for such indebtedness without impairing the right of Lender to demand and collect the balance of such indebtedness from the other or others of said guarantors not so compounded with or released; but it is agreed among said guarantors themselves, however, that such compounding and release shall in nowise impair the rights of said guarantors as among themselves.

         Except as otherwise provided herein, the rights of Lender are cumulative and shall not be exhausted by its exercise of any of its rights hereunder or otherwise against Guarantor or by any number of successive actions until and unless all Indebtedness has been paid and each of the obligations of Guarantor hereunder has been performed.

         All property of Guarantor now or hereafter in the possession or custody of or in transit to Lender for any purpose, including safekeeping, collection or pledge, for the account of Guarantor, or as to which Guarantor may have any right or power, shall be held by Lender subject to a lien and security interest in favor of Lender to secure payment and performance of all obligations and liabilities of Guarantor to lender hereunder. Guarantor hereby transfers and conveys to Lender any and all balances, credits, deposits, accounts, items and moneys of Guarantor now or hereafter in the possession or control of or otherwise with Lender. Lender is hereby granted a first lien upon, and security interest in, all property of Guarantor of every kind or description now or hereafter in possession or control of Lender for any purpose, including all dividends and distributions on or other rights in connection therewith. The balance of every account of Guarantor with, and each claim of Guarantor against, Lender existing from time to time shall be subject to a lien and subject to set off against any and all liabilities of Guarantor to Lender, and Lender may, at any time and from time to time at its option and without notice, appropriate and apply toward the payment of any of such liabilities the balance of each such account or claim of Guarantor against Lender.

         Any notice of communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, or (d) prepaid telegram, telex or telecopy, sent to the intended addressee at the address shown below, or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given and received either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or telecopy, upon receipt.


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         This Guaranty shall be deemed to have been made under and shall be governed by the laws of the State of Georgia in all respects.

         This Guaranty may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

         This Guaranty may only be modified, waived, altered or amended by a written instrument or instruments executed by the party against which enforcement of said action is asserted. Any alleged modification, waiver, alteration or amendment which is not so documented shall not be effective as to any party.

         The books and records of Lender showing the accounts between Lender and Borrower shall be admissible in any action or proceeding hereon as prima facie evidence of the items set forth herein.

         Guarantor waives and renounces any and all homestead or exemption rights Guarantor may have under the Constitution or the laws of any state as against this Guarantor, and does transfer, convey and assign to Lender a sufficient amount of such homestead or exemption as may be allowed, including such homestead or exemption as may be set apart in bankruptcy, to pay and perform the Indebtedness and Obligations. Guarantor hereby directs any trustee in bankruptcy having possession of such homestead or exemption to deliver to Lender a sufficient amount of property or money set apart as exempt to pay and perform the Indebtedness and Obligations.

         The terms, provisions, covenants and conditions hereof shall be binding upon Guarantor and the heirs, devisees, representatives, successors and assigns of Guarantor and shall inure to the benefit of Lender and all transferees, credit participants, successors, assignees and/or endorsees of Lender. Within this Guaranty, words of any gender shall be held and construed to include any other gender and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless the context otherwise requires. A determination that any provision of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision and any determination that the application of any provision of this Guaranty to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.


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
     EXECUTED this 23rd June, 1998


                                         ROBERTS REALTY INVESTORS, INC.


                                         By: /s/ Charles S. Roberts
                                             -----------------------------------
                                              Name: Charles S. Roberts
                                                   -----------------------------
                                              Title: Chairman and President
                                                    ----------------------------


                                         Attest: /s/ Charles R. Elliott
                                                --------------------------------
                                                  Name: Charles R. Elliott
                                                       -------------------------
                                                  Title: Chief Financial Officer
                                                        ------------------------

                                                  [CORPORATE SEAL]


The address of Guarantor is:
Roberts Realty Investors, Inc.
8010 Roswell Road, Suite 120
Atlanta, Georgia 30350
Attention: President

The address of Lender is:
The Prudential Insurance Company of America
Prudential Capital Group
One Ravinia Drive, Suite 1400
Atlanta, Georgia 30346
Attention: Regional Counsel


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